Commitments and contractual obligations	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities [abstract]
Commitments and contractual obligations
24. Commitments and contractual obligations
The Company’s commitments and contractual obligations at December 31, 2023 include:

	2024	2025	2026	2027	2028 and later	Total

Debt - senior notes(1)	$—	$—	$—	$—	$500,000	$500,000
Debt - Term Facility(1)	—	—	78,453	75,184	18,958	172,595
Purchase obligations	23,651	1,284	—	—	—	24,935
Leases	7,016	4,077	2,845	2,199	6,980	23,117
Mineral properties	8,003	8,063	8,087	3,356	479	27,988
Asset retirement obligations	4,019	1,917	958	—	205,815	212,709
	$42,689	$15,341	$90,343	$80,739	$732,232	$961,344
(1)Does not include interest on debt.

Debt obligations represent required repayments of principal for the senior notes.
Purchase obligations relate primarily to operating costs at mines and capital projects at Kişladağ and Skouries. Mineral properties refer to arrangements for the use of land that grant the Company the right to explore, develop, produce or otherwise use the mineral resources contained in that land.
As at December 31, 2023, Hellas Gold had entered into off-take agreements pursuant to which Hellas agreed to sell a total of 10,250 dry metric tonnes of zinc concentrate, 14,500 dry metric tonnes of lead/silver concentrate, and 349,000 dry metric tonnes of gold concentrate. As at December 31, 2023, Tüprag had entered into off-take agreements pursuant to which Tüprag agreed to sell a total of 96,000 dry metric tonnes of gold concentrate.
In April 2007, Hellas agreed to sell to Silver Wheaton (Caymans) Ltd., a subsidiary of Wheaton Precious Metals Corp. (“Wheaton Precious Metals”) all of the payable silver contained in lead concentrate produced within an area of approximately seven square kilometres around Stratoni. The sale was made in consideration of a prepayment to Hellas of $57,500 in cash, plus a fixed price per ounce of payable silver to be delivered based on the lesser of $3.83 and the prevailing market price per ounce, adjusted higher by 1% every year. The agreement was amended in October 2015, to provide for increases in the fixed price paid by Wheaton Precious Metals upon completion of certain expansion drilling milestones. 30,000 metres of expansion drilling was reached during the second quarter of 2020 and in accordance with the terms of the agreement, the fixed price has been adjusted by an additional $2.00 per ounce. Accordingly, the fixed price from April 1, 2022 is equal to $11.66 per ounce.
Based on current Turkish legislation, the Company pays annual royalties to the Government of Turkiye on revenue less certain costs associated with ore haulage, mineral processing and related depreciation. Royalties are calculated on the basis of a sliding scale according to the average London Metal Exchange gold price during the calendar year. Based on current Greek legislation, the Company pays royalties on revenue that are calculated on a sliding scale tied to international gold and base metal prices and the EUR:USD exchange rate.